                                                                 EXHIBIT 10.27**


September 26, 1996

To:               Donal P. O'Dwyer
                  President, Europe
                  Johnson & Johnson Medical NV/SA
                  Waterloo Office Park
                  Drive Richelle 161 H
                  1410 Waterloo, Belgium

Re:               Extension of contract

This document represents an addendum to the Cordis-Cardiometrics Distribution Agreement, signed April 1, 1995, and extended on April 22, 1996. This distribution agreement which is now in effect between Cardiometrics, Inc., a Delaware Corporation and Cordis/Johnson & Johnson Medical NV/SA will be extended through December 31, 1997 and it will include the possibility of adding **, effective January 1, 1997 (see below for possible start dates).

This extension requires the delivery of minimum quarterly non-cancelable P.O.'s by Cordis/Johnson & Johnson to Cardiometrics to maintain exclusive distribution rights for the "Products" in the "Territories" as agreed to in the distribution agreement amended by this document. For future years 1998 and beyond, minimum purchase commitments to maintain exclusive distribution will be negotiated by September 30th of the preceding year. Following is the agreed to minimum purchase commitment for 1997 (quarterly minimum non-cancelable P.O. requirements in units):

Products         Jan   Feb     Mar   April    May    June    July     Aug    Sept    Oct    Nov     Dec    Total
FloWire           **     **      **    **       **     **      **      **      **     **      **     **      **
*FloMap           **     **      **    **       **     **      **      **      **     **      **     **      **

Following are requirements for the SmartWire and SmartMap sales to end-users to deplete Roden stock. These do not include commitments for new purchases from Cardiometrics. This inventory should therefore serve the purpose of market development, with future additional purchases if necessary:

Products           Jan   Feb    Mar   April    May    June    July   Aug     Sept     Oct     Nov    Dec     Total
SmartWire           **    **      **    **       **     **     **      **      **       **     **      **      **
SmartMap            **    **      **    **       **     **     **      **      **       **     **      **      **

*commitments can be changed to FloMap II as needed for equal dollar value.

Territories include the following areas:

                **                          Spain
              France                     Scandinavia
                **                          Africa
                **                Middle East (excluding Turkey,
         United Kingdom                Israel and Greece)



Transfer prices for FloWire at ** each for all models and sizes and FloMap at ** each. FloMap II price is ** each.

The January 1, 1997 start date for the additional countries ** is dependent on receiving P.O.'s by September 30, 1996 and by December 31, 1996 as follows:

                                        By September 30, 1996                   By December 31, 1996
                                        ---------------------                   --------------------
**                                   FloWire                  **                         **
                                     FloMap                   **                         **
                                     SmartWire                **                         **
                                     SmartMap                 **                         **

**                                   FloWire                  **                         **
                                     FloMap                   **                         **

**                                   FloWire                  **                         **
                                     FloMap                   **                         **

Totals                               FloWire                  **                         **
                                     FloMap                   **                         **
                                     SmartWire                **                         **
                                     SmartMap                 **                         **


This amendment is agreed to and accepted by:

                                     /s/ Michael J. Sorna                /s/ Donal P. O'Dwyer
--------------------------------     -------------------------------     --------------------------------

Menahem Nassi, Ph.D.                 Michael J. Sorna                    Donal P. O'Dwyer
President and CEO                    Vice President                      President, Europe
Cardiometrics, Inc.                  International Sales and             Cordis/
                                     Operations                          Johnson & Johnson
                                     Cardiometrics, Inc.                 Medical NV/SA

Date:                                Date:     9/27/96                   Date:      9/27/96
           ---------------------               ---------------------                --------------------


** Confidential treatment requested; omitted portion has been filed separately with the Commission